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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                JANUARY 14, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

               2400 - 300 HUA HAI ROAD, SHANGHAI, PR CHINA 200023
                    (Address of Principal Executive Offices)

                                 +86-21-63354111
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


Item 4.01  Change in Principal Independent Accountants

Signature




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Item 304.  Change in Principal Independent Accountants

As a result of the recent business combination with MK Aviation SA, the former principal independent accountant, Clancy and Co PLLC, has declined to stand for re-election effective January 11, 2006, and has notified the registrant and the SEC of the cessation of the client-auditor relationship made effective on that day.

The reason behind this event is the additional scope required by the newly combined entity. The former accountant has not the resources to provide the services needed, and has therefore declined amicably to continue the relationship as the registrant's auditor.

The former principal independent accountant's report of the financial statements for either of the past two years did not contain an adverse opinion, disclaimer of opinion, or modification.

There were no disagreements with the former accountant.

The former accountant has not advised the company of any additional matters.

The registrant's board has not reached a decision to appoint a new principal independent accountant, as of the date of this 8K report. The registrant is currently holding discussions with a number of audit firms, and expects to appoint a new auditor soon.
The registrant has provided the former accountant with a copy of this disclosure and has requested from him a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether he agrees with the above statements, and if not, stating the respects in which he does not agree. A copy of such response received by the registrant to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received.

Signature.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                           (REGISTRANT)

Date: January 13, 2006
                                           By: /s/ David Chen
                                               ---------------------------------
                                               David Chen
                                               Chief Executive Officer